U. S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 14, 2003

                        Benchmark Technology Corporation
         -----------------------------------------------------
        (Exact name of registrant as specified in its charter)

            Nevada                   0-31715                  91-2007478
----------------------------   --------------------      -------------------
(State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

    1250 South Burnham, Suite 212, Las Vegas, Nevada      89104
    -----------------------------------------         --------------
    (Address of principal executive offices)           (zip code)

             Issuers telephone number:   (702) 384-0667
                                         ----------------

                             Not Applicable
      --------------------------------------------------------------
      (Former name or former address, if changed, since last report)

ITEM 4 - CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) The Board of Directors of the Registrant dismissed Merdinger, Fruchter, Rosen & Company, P.C. ("MFRC") effective February 14, 2003, and has retained Beckstead and Watts, LLP as its independent auditor for the fiscal year ended September 30, 2003. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of MFRC and the engagement of Beckstead and Watts, LLP as its independent auditor. None of the reports of MFRC on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained a "going concern" comment in its Form 10KSB for the fiscal year ended September 30, 2002 which stated the following:

"The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. However, the Company has experienced net operating losses of $1,016,633 since inception, has no established source of revenue and has a working capital deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern."

There were no disagreements between the Company and MFRC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of MFRC, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, MFRC has not advised the Registrant that:

    1) internal controls necessary to develop reliable financial statements did not exist; or

    2) information has come to the attention of MFRC which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management; or

    3) the scope of the audit should be expanded significantly, or information has come to the attention of MFRC that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended September 30, 2002.

(b) On February 14, 2003 the Registrant engaged Beckstead and Watts, LLP as its principal accountant to audit the Registrant's financial statements as successor to MFRC. During the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Beckstead and Watts, LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor did Beckstead and Watts, LLP provide advice to the Registrant, either written or oral, that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Registrant's two most recent fiscal years or subsequent interim period, the Registrant has not consulted Beckstead and Watts, LLP on any matter that was the subject of a disagreement or a reportable event.

ITEM 7 (c) Exhibits

16.1 Letter regarding Change in Certifying Accountant

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BENCHMARK TECHNOLOGY CORPORATION


Date:    February 18, 2003                 By: /s/ John Dean Harper
                                           -------------------------
                                           John Dean Harper
                                           Chairman and President